                                                                   EXHIBIT 99.20

DEBTOR: GREAT PACIFIC NW CRUISE LINE, L.L.C.         CASE NUMBER: 01-10977 (JCA)

                            MONTHLY OPERATING REPORT
                               AS OF JUNE 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached June Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.



/s/ STEVE MOELLER
-------------------------
Steve Moeller
Director, Accounting

DEBTOR: GREAT PACIFIC NW CRUISE LINE, L.L.C.         CASE NUMBER: 01-10977 (JCA)

                            MONTHLY OPERATING REPORT
                               AS OF JUNE 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS

Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to June Monthly Operating Report

20-Jul-02    Summary Of Bank, Investment & Petty Cash Accounts      Attachment 1
4:20 PM            Great Pacific NW Cruise Line, L.L.C.
Summary                    Case No: 01-10977 (JCA)                     UNAUDITED
                          For Month Of June, 2002
Great Pacific NW Cruise Line, LLC

                                               Balances
                                   --------------------------------      Receipts &            Bank
                                      Opening            Closing         Disbursements         Statements       Account
Account                            As Of 6/01/02      As Of 6/30/02      Included              Included         Reconciled
-------                            -------------      -------------      -------------         -------------    ----------
Great Pacific NW Cruise Line            0.00              0.00           No -                  No -             No -
Payroll                                                                  Account               Account          Account
U.S. Bank                                                                Closed                Closed           Closed
Account # - 153390417191

Great Pacific NW Cruise Line            0.00              0.00           No -                  No -             No -
Steamer                                                                  Account               Account          Account
U.S. Bank                                                                Closed                Closed           Closed
Account # - 153390417191

Great Pacific NW Cruise Line            0.00              0.00           No -                  No - Not         No -
Columbia Queen Petty Cash                                                No Activity           Concentration    No Activity
                                                                                               Account

20-Jul-02                   Receipts & Disbursements                Attachment 2
4:21 PM               Great Pacific NW Cruise Line, L.L.C.
Summary                      Case No: 01-10977 (JCA)
                             For Month Of June, 2002
Great Pacific NW Cruise Line, LLC
Attach 2

         No Receipts Or Disbursements Due To All Accounts Closed

20-Jul-02      Concentration & Investment Account Statements        Attachment 3
4:21 PM            Great Pacific NW Cruise Line, L.L.C.
Summary                   Case No: 01-10977 (JCA)
                          For Month Of June, 2002
Great Pacific NW Cruise Line, LLC
Attach 3

         No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                                    Date: 26-JUL-02 09:47:51
INCOME STATEMENT - ATTACHMENT 4                         Page: 1
Current Period: JUN-02

currency USD
Company=24 (COLUMBIA QUEEN)

                                              PTD-Actual
                                              30-Jun-02
                                            --------------
Revenue
Gross Revenue                                      (510.93)
Allowances                                            0.00
                                            --------------
Net Revenue                                        (510.93)

Operating Expenses
Air                                                   0.00
Hotel                                                 0.00
Commissions                                           0.00
Onboard Expenses                                      0.00
Passenger Expenses                                    0.00
Vessel Expenses                                   8,046.57
Layup/Drydock Expense                                 0.00
Vessel Insurance                                  1,728.93
                                            --------------
Total Operating Expenses                          9,775.50

                                            --------------
Gross Profit                                    (10,286.43)

SG&A Expenses
Sales & Marketing                                     0.00
Start-Up Costs                                        0.00
                                            --------------
Total SG&A Expenses                                   0.00

                                            --------------
EBITDA                                          (10,286.43)

Depreciation                                          0.00

                                            --------------
Operating Income                                (10,286.43)

Other Expense/(Income)
Interest Income                                       0.00
Equity in Earnings for Sub                            0.00
Reorganization expenses                      33,545,741.60
                                            --------------
Total Other Expense/(Income)                 33,545,741.60

                                            --------------
Net Pretax Income/(Loss)                    (33,556,028.03)

Income Tax Expense                                    0.00

                                            --------------
Net Income/(Loss)                           (33,556,028.03)
                                            ==============

AMCV US SET OF BOOKS                                    Date: 26-JUL-02 09:53:03
BALANCE SHEET - ATTACHMENT 5                            Page: 1
Current Period: JUN-02

currency USD
Company=24 (COLUMBIA QUEEN)

                                                YTD-Actual                  YTD-Actual
                                                30-Jun-02                   22-Oct-02
                                              --------------             --------------
ASSETS

Cash and Equivalent                                     0.00                  31,623.21

Restricted Cash                                         0.00                       0.00

Accounts Receivable                                     0.00                  11,425.61

Inventories                                             0.00                 199,562.38

Prepaid Expenses                                        0.00                   2,800.00

Other Current Assets                                    0.00                       0.00

                                              --------------             --------------
Total Current Assets                                    0.00                 245,411.20

Fixed Assets                                            0.00              45,093,524.95

Accumulated Depreciation                                0.00              (1,870,234.50)

                                              --------------             --------------
Net Fixed Assets                                        0.00              43,223,290.45

Net Goodwill                                            0.00                       0.00

Intercompany Due To/From                      (10,099,823.87)             (9,983,225.62)

Net Deferred Financing Fees                             0.00               2,545,011.02

Net Investment in Subsidiaries                          0.00                       0.00

Other Non Current Assets                       12,000,000.00                       0.00

                                              --------------             --------------
Total Other Assets                              1,900,176.13              (7,438,214.60)

                                              --------------             --------------
Total Assets                                    1,900,176.13              36,030,487.05
                                              ==============             ==============

AMCV US SET OF BOOKS                                    Date: 26-JUL-02 09:53:03
BALANCE SHEET - ATTACHMENT 5                            Page: 2
Current Period: JUN-02

currency USD
Company=24 (COLUMBIA QUEEN)

                                                   YTD-Actual                 YTD-Actual
                                                    30-Jun-02                 22-Oct-02
                                                 --------------             --------------
LIABILITIES

Accounts Payable                                         235.00                     180.00

Accrued Liabilities                                        0.00                 331,444.68

Deposits                                                   0.00                       0.00

                                                 --------------             --------------
Total Current Liabilities                                235.00                 331,624.68

Long Term Debt                                             0.00                       0.00

Other Long Term Liabilities                                0.00                       0.00

                                                 --------------             --------------
Total Liabilities                                        235.00                 331,624.68

OTHER

Liabilities Subject to Compromise                 37,788,314.80              37,792,814.64

                                                 --------------             --------------
Total Other                                       37,788,314.80              37,792,814.64

OWNER'S EQUITY

Common Stock                                               0.00                       0.00

Add'l Paid In Capital                                      0.00                       0.00

Current Net Income (Loss)                        (33,703,467.86)                 18,578.51

Retained Earnings                                 (2,184,905.81)             (2,112,530.78)

                                                 --------------             --------------
Total Owner's Equity                             (35,888,373.67)             (2,093,952.27)

                                                 --------------             --------------
Total Liabilities & Equity                         1,900,176.13              36,030,487.05
                                                 ==============             ==============

Great Pacific NW Cruise Line, LLC         ATTACHMENT 6            01-10977 (JCA)
                           Summary List of Due To/Due From Accounts
                              For the Month Ended June 30, 2002

                                                               BEGINNING                                          ENDING
AFFILIATE NAME                              CASE NUMBER         BALANCE           DEBITS       CREDITS           BALANCE
--------------                              -----------     --------------       --------      --------      --------------
American Classic Voyages Co.                  01-10954       15,478,454.20             --      5,600.00       15,472,854.20
AMCV Cruise Operations, Inc.                  01-10967       (9,429,154.78)            --      4,175.50       (9,433,330.28)
The Delta Queen Steamboat Co.                 01-10970        8,416,402.63       2,121.28            --        8,418,523.91
DQSB II, Inc.                                 01-10974             (339.49)            --            --             (339.49)
Great AQ Steamboat, L.L.C.                    01-10960           (5,552.79)            --            --           (5,552.79)
Great River Cruise Line, L.L.C.               01-10963           (4,812.08)            --            --           (4,812.08)
Great Ocean Cruise Line, L.L.C.               01-10959          (10,219.55)            --            --          (10,219.55)
Cruise America Travel, Incorporated           01-10966         (674,733.24)            --            --         (674,733.24)
Delta Queen Coastal Voyages, L.L.C.           01-10964          118,887.26             --            --          118,887.26
Cape May Light, L.L.C.                        01-10961            5,380.67             --            --            5,380.67
Project America, Inc.                              N/A          (27,500.00)            --            --          (27,500.00)
Oceanic Ship Co.                                   N/A            1,701.33             --            --            1,701.33
Project America Ship I, Inc.                       N/A          291,567.65             --            --          291,567.65
Ocean Development Co.                         01-10972      (24,185,738.20)            --            --      (24,185,738.20)
Great Hawaiian Properties Corporation         01-10971          (66,513.26)            --            --          (66,513.26)
                                                            --------------       --------      --------      --------------
                                                            (10,092,169.65)      2,121.28      9,775.50      (10,099,823.87)
                                                            ==============       ========      ========      ==============

                      Great Pacific Nw Cruise Line, L.L.C.
                                 01-10977 (JCA)

                            Accounts Receivable Aging
                               As of June 30, 2002

                                  Attachment 7

                                 Not Applicable

                                 COLUMBIA QUEEN
                                AP-STEAMER CHECKS

                               24-000-221300-00000

                                     JUNE-02

OUTSTANDING CHECKS:

             1566 K Tinnin (American Express)               180.00
             1611 Charles Saporiti                           55.00

                                                            ------
             TOTAL PER G/L:                                 235.00
                                                            ======

                                 ATTACHMENT # 8

DEBTOR: GREAT PACIFIC NW CRUISE LINE, L.L.C.         CASE NUMBER: 01-10977 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                               AS OF JUNE 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                     NOTES TO JUNE MONTHLY OPERATING REPORT

The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. The Debtor and three other Debtors completed the forfeiture of four vessels to the Maritime Administration, the secured creditor of each vessel, during June. Accordingly, the Debtor wrote-off the carrying value of its vessel and related assets. The net loss of disposition totaled $33.5 million.